UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2025

HELIOS TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-40935	59-2754337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7456 16th St E
Sarasota, Florida		34243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 941 362-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2025, the Board of Directors of the Company has announced that Billy Aldridge has been appointed President of the Electronics Segment, effective January 4, 2026.

Mr. Aldridge has served as the Senior Vice President, Managing Director of Electronics since March 31, 2025, and before that, Senior Vice President, Managing Director of Enovation Controls since May 3, 2021. He joined FW Murphy, a division of Enovation Controls, in 2008 as the OEM Sales Manager where he grew the marine market prior to stepping into a Director position in 2015 and then in 2018 moving to the Vice President of Business Development. Mr. Aldridge joined MerCruiser/Mercury, part of the Brunswick Corporation, in 2000, where he earned his Lean Six Sigma and worked in many different functional areas including Supply Chain, Program Management & OEM Sales. He has a bachelor’s degree in Sociology from Oklahoma State University.

Mr. Aldridge will be entitled to an annual base salary of $300,000. In addition, under the Company's incentive programs, his short-term cash incentive target will be 60% of his base salary and his long-term equity incentive (“LTI”) target will be 110% of his base salary, with 50% of LTI expected to be allocated to time-based restricted stock units and 50% of LTI expected to be allocated to performance-based equity. In connection with Mr. Aldridge’s appointment, he will enter into the Company's standard form of Indemnification Agreement (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 23, 2020). In addition, Mr. Aldridge will enter into the Company’s standard forms of Executive Officer Continuity Agreement (previously filed as Exhibit 10.3+ to the Company’s Current Report on Form 8-K filed on June 18, 2019) and Executive Officer Severance Agreement (previously filed as Exhibit 10.2+ to the Company’s Current Report on Form 8-K filed on June 18, 2019), the terms of which have been previously disclosed.

A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated December 8, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Date:	December 8, 2025	By:	/s/ Jeremy Evans
Jeremy Evans Chief Financial Officer (Principal Financial Officer)